UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 20, 2005
(Date of earliest event reported)

BANCWEST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-7949	99-0156159
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

999 Bishop Street, Honolulu, Hawaii	96813
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 525-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 20, 2005, BancWest Corporation (the “Company”) issued a financial information release for the quarter and year ended December 31, 2004. The financial information release is furnished as Exhibit 99 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

     The following exhibits are furnished herewith:

Exhibit No.	Description of Exhibit
99	News Release dated January 20, 2005 with respect to the Company’s quarter and year ended December 31, 2004 earnings

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 20, 2005

BANCWEST CORPORATION
(Registrant)

By:	/s/ DOUGLAS C. GRIGSBY

Douglas C. Grigsby
Executive Vice President, Chief
Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Exhibit
99	News Release dated January 20, 2005 with respect to the Company’s quarter and year ended December 31, 2004 earnings